                                                                   EXHIBIT 99.5


                     ABILITI SHAREHOLDERS VOTING AGREEMENT

                  This Voting Agreement (this "AGREEMENT") dated as of _________ __, 2002, is by and among each of the shareholders and creditors listed on the signature page hereto (each, a "SHAREHOLDER") and Daleen Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware ("DALEEN").

                  WHEREAS, Abiliti Solutions, Inc., a Missouri corporation ("ABILITI") desires to enter into an Asset Purchase Agreement with Daleen and Daleen Solutions, Inc., a Delaware corporation and wholly-owned subsidiary of Daleen ("ACQUISITION SUB") that would provide for the purchase by Acquisition Sub of substantially all the assets of Abiliti, such Asset Purchase Agreement to be in substantially the form, and with substantially the terms and conditions as attached as Exhibit A hereto (a definitive agreement on substantially such terms, as amended or modified from time to time, the "ASSET PURCHASE AGREEMENT");

                  WHEREAS, Daleen has agreed to enter into the Asset Purchase Agreement only if each of the Shareholders enter into this Agreement;

                  NOW THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and in the Asset Purchase Agreement, and in order to induce Daleen and Acquisition Sub to enter into the Asset Purchase Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. This Agreement is one of the Abiliti Voting Agreements referred to in Section 4.32 of the Asset Purchase Agreement. Capitalized terms used but not defined in this Agreement are used in this Agreement with the meanings given to such terms in the Asset Purchase Agreement. In addition, for purposes of this Agreement the following terms shall have the following meanings:

                  "ABILITI CAPITAL STOCK" means Abiliti Common Stock, Abiliti Series A Preferred Stock or Abiliti Series B Preferred Stock, including, without limitation and the Conversion Shares.

                  "ABILITI SHAREHOLDERS' MEETING" means any annual, special or other meeting of the shareholders of Abiliti, or any written consent, at or by which, the shareholders of Abiliti will vote on, or consent to, the Asset Purchase Agreement and the transactions contemplated therein (collectively, the "PURCHASE").

                  "ABILITI WARRANTS" means warrants to acquire an aggregate of 61,538 shares of Abiliti Common Stock.

                  "BENEFICIALLY OWNED" or "BENEFICIAL OWNERSHIP" shall include, with respect to any securities, the beneficial ownership of such securities by a Shareholder and by any direct or indirect subsidiary, affiliate or entity under common control of a Shareholder.


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                  "CONVERSION SHARES" means the shares of Abiliti Common Stock or Abiliti Series B Preferred Stock issued or that may be issued upon conversion of the March 2000 Notes and the January 2001 Notes, respectively, or Abiliti Common Stock issued or that may be issued upon conversion of Abiliti's Series A Preferred Stock or Series B Preferred Stock, each as set forth opposite such Shareholder's name on Exhibit B hereto.

                  "DALEEN DERIVATIVE SECURITIES" means any security convertible into or exchangeable for Abiliti Capital Stock or the value of which is derived from the value of Abiliti Capital Stock.

                  "DALEEN SECURITIES" means Daleen Common Stock, Daleen Series F Preferred Stock, Daleen Common Stock Warrants, Additional Daleen Common Stock Warrants and any security into which Daleen Common Stock is exchangeable, including warrants to purchase shares of Daleen Series F Preferred Stock.

                  "JANUARY 2001 NOTES" means the convertible promissory notes in the aggregate principle amount of $4,500,000 issued by Abiliti in January 2001, as the same may be amended.

                  "MARCH 2000 NOTES" means the convertible promissory notes in the aggregate principle amount of $7,500,000 issued by Abiliti in March 2000, as the same may be amended.

                  "TRANSFER" means, with respect to any security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or constructive sale or other disposition of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer, constructive sale or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. The term "CONSTRUCTIVE SALE" means a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any transaction that has substantially the same effect as any of the foregoing.

         2. REPRESENTATIONS; WARRANTIES AND COVENANTS OF EACH SHAREHOLDER. Each Shareholder hereby represents and warrants, severally and not jointly, to Daleen, solely with respect to itself, as of the date hereof, as follows:

                  2.1 TITLE. As of the date hereof, such Shareholder is the sole record and Beneficial Owner of the number of shares of Abiliti Common Stock, Abiliti Series A Preferred Stock or Abiliti Series B Preferred Stock, as the case may be, set forth opposite such Shareholder's name on Exhibit B attached hereto (with respect to each Shareholder, such Shareholder's "EXISTING SHARES" and, together with the record ownership or Beneficial Ownership of any shares of Abiliti Common Stock, Abiliti Series A Preferred Stock, Abiliti Series B Preferred Stock, or other voting capital stock of Abiliti acquired on or after the date hereof, including the Conversion Shares, whether upon the exercise of warrants or options, conversion of Abiliti Series A Preferred Stock, Abiliti Series B Preferred Stock (including the Conversion Shares), or any convertible securities or otherwise, such Shareholder's "SHARES"), and the number of warrants, options or other rights to acquire or receive such Abiliti Common Stock, Abiliti Series A Preferred Stock, or Abiliti Series B Preferred Stock, as the case may be, set forth opposite such Shareholder's name on Exhibit B attached hereto (with respect to each Shareholder, such Shareholder's "EXISTING RIGHTS" and, together with record ownership or Beneficial Ownership of any warrants, options or other rights to acquire or receive such shares of Abiliti Common Stock, Abiliti Series A Preferred Stock, Abiliti Series B Preferred Stock or other voting capital stock of Abiliti acquired after the date hereof, such Shareholder's "RIGHTS"). Such Shareholder is the lawful owner of the Existing Shares and Existing Rights, free and clear of all liens, claims, charges, security interests or other encumbrances, except as disclosed on Exhibit B. As of the date hereof, the Existing Shares constitute all of the capital stock of Abiliti Beneficially Owned or owned of record by such Shareholder (excluding the Existing Rights) and such Shareholder does not own of record or beneficially, or have the right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Abiliti Common Stock, Abiliti Series A Preferred Stock or Abiliti Series B Preferred Stock or any other securities convertible into or exchangeable or exercisable for shares of Abiliti Common Stock, Abiliti Series A Preferred Stock or Abiliti Series B Preferred Stock, except pursuant to the Existing Rights.

                  2.2 RIGHT TO VOTE. Such Shareholder has, with respect to all of such Shareholder's Existing Shares, and will have at the Abiliti Shareholders' Meeting, with respect to all of such Shareholder's Shares acquired prior to the record date for the Abiliti Shareholders' Meeting, sole voting power, sole power of disposition or sole power to issue instructions with respect to the matters set forth in SECTION 4 hereof and to fulfill its obligations under such Section and shall not take any action or grant any person any proxy (revocable or irrevocable) or power-of-attorney with respect to any Shares or Rights inconsistent with his or its obligations as provided by
SECTION 4 and SECTION 5 hereof. Each Shareholder hereby revokes any and all proxies with respect to such Shareholder's Existing Shares or Existing Rights to the extent they are inconsistent with the Shareholder's obligations under this Agreement.

                  2.3 AUTHORITY. Such Shareholder has full legal power, authority, legal capacity and right to execute and deliver, and to perform its or his obligations under, this Agreement. No other proceedings or actions on the part of such Shareholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder enforceable against such Shareholder in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

                  2.4 CONFLICTING INSTRUMENTS. Neither the execution and delivery of this Agreement, nor the performance by such Shareholder of its agreements and obligations hereunder will result in any breach or violation of, or be in conflict with or constitute a default under, any term of any agreement, judgment, injunction, order, decree, law or regulation to which such Shareholder is a party or by which such Shareholder or any of its assets is bound.

                  2.5 DALEEN'S RELIANCE. Such Shareholder understands and acknowledges that Daleen is entering into the Asset Purchase Agreement in reliance upon such Shareholder's execution, delivery and performance of this Agreement.


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                  2.6      EXPERIENCE AND RESIDENCE. Each Shareholder is
experienced in evaluating and investing in companies such as Daleen. Each Shareholder represents that the address shown on the signature page hereto below such Shareholder's name and shown on Exhibit B hereto below such Shareholder's name is such Shareholder's true and correct address.

                  2.7 RULE 144. Each Shareholder acknowledges that the Daleen Securities to be received by it in connection with the Purchase, the Investment Agreement or by distribution from Abiliti must be held indefinitely unless such shares are subsequently registered under the Securities Act or an exemption from such registration is available. The Shareholder has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such rule may not become available for resale of the Daleen Securities.

                  2.8 ACCESS TO DATA. Each Shareholder has had an opportunity to discuss Daleen's business, management and financial affairs with Daleen's management and has had the opportunity to review Daleen's facilities.

                  2.9 ACCREDITED INVESTOR STATUS. Each Shareholder is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission pursuant to the Securities Act.

         3.       RESTRICTION ON TRANSFER; OTHER RESTRICTIONS.

                  3.1 Each Shareholder agrees not to Transfer or agree to Transfer any Shares or Rights owned of record or Beneficially Owned by such Shareholder, except Transfers to any affiliate of the Shareholder who agrees in writing to be bound by the terms of this Agreement or Transfers which occur by operation of law if the transferee remains, or agrees in writing to remain, bound by the terms of this Agreement, other than, in each case, with Daleen's prior written consent prior to the Closing Date or the termination of the Asset Purchase Agreement.

                  3.2 From the Closing Date through and including the date six months from and after the Closing Date, each Shareholder agrees not to convert into shares of Daleen Common Stock any shares of Daleen Series F Preferred Stock received by it pursuant to the Investment Agreement or in distribution from Abiliti (including any distribution to Shareholder in its capacity as a creditor of Abiliti).

                  3.3 From the Closing Date through and including the date six months from and after the Closing Date, each Shareholder agrees not to exercise any of the Daleen Common Stock Warrants Stock received by it pursuant to the Investment Agreement or in distribution from Abiliti (including any distribution to Shareholder in its capacity as a creditor of Abiliti).

                  3.4 From the Closing Date and through and including the one-year anniversary of the Closing Date, each Shareholder agrees not to exercise any of the Additional Daleen Common Stock Warrants Stock received by it pursuant to the Investment Agreement or in distribution from Abiliti (including any distribution to Shareholder in its capacity as a creditor of Abiliti).

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                  3.5      Each Shareholder agrees, prior to the Closing Date,
not to effect, directly or indirectly, or through any arrangement with a third party pursuant to which such third party may effect, directly or indirectly, any short sales of any Abiliti Common Stock, Abiliti Series A Preferred Stock, Abiliti Series B Preferred Stock, Daleen Securities or Daleen Derivative Securities.

                  3.6 Each Shareholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Contemplated Transactions that such Shareholder may have.

                  3.7 From the date of this Agreement through and including the date six-months after the Closing Date, each Shareholder agrees that it will not purchase, acquire, obtain rights to, own of record or Beneficially Own any Daleen Securities or Daleen Derivative Securities other than those shares received by it pursuant to the Investment Agreement or in distribution from Abiliti (including any distribution to Shareholder in its capacity as a creditor of Abiliti).

         4.       AGREEMENT TO VOTE.

                  4.1 Each Shareholder hereby irrevocably and unconditionally agrees to vote or to cause to be voted, or to provide a consent with respect to, all Shares that it owns of record or Beneficially Owns as of the record date for the Abiliti Shareholders' Meeting at the Abiliti Shareholders' Meeting, and at any other annual or special meeting of shareholders of Abiliti or action by written consent where such matters arise:

                  (a) in favor of the Purchase and the Asset Purchase Agreement and approval of the terms thereof and each of the Contemplated Transactions;

                  (b) against, and will not consent to, (i) the approval of any merger, consolidation, business combination, stock sale or sale of substantially all of the assets of Abiliti other than the Contemplated Transactions (an "ALTERNATIVE TRANSACTION"), (ii) any liquidation of Abiliti to be effective prior to the Closing, (iii) winding up, or voluntary bankruptcy, of Abiliti, (iv) any extraordinary dividend by Abiliti, (v) any change in the capital structure of Abiliti (other than pursuant to the Asset Purchase Agreement) and (vi) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the consummation of the Purchase or any of the Contemplated Transactions or result in a breach of any of the covenants.

                  4.2 Each Shareholder that is the holder of Abiliti Series A Preferred Stock, or that was a party to either the Series A Stock Purchase Agreement, dated December 7, 1998, or the Series A Stock Purchase Agreement, dated March 4, 1999 (together, the "SERIES A PURCHASE AGREEMENTS"), does hereby (i) consent to each Contemplated Transaction for all purposes under
(a) Section 7.10 of the Series A Purchase Agreements and (b) Sections 2.1(d)(i) and 7.1 of the Certificate of Designations in respect of the Series A Preferred Stock of the Company, and further irrevocably and unconditionally agrees to execute and deliver such other instruments as may be necessary or desirable to evidence the foregoing agreements, and (ii) agree and acknowledge that for all purposes of the Certificate of Designations, the Conversion Price of the

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Series A Preferred Stock through and including the Closing shall be the
Original Price, as defined in the Certificate of Designations.

                  The obligations of each such Shareholder, in its capacity as both a shareholder and a creditor, specified in this SECTION 4 shall apply whether or not the Board of Directors of Abiliti makes a determination subsequent to its approval of the Purchase either against the Purchase or in favor of an Alternative Transaction.

         5. GRANTING OF PROXY. In furtherance of the terms and provisions of this Agreement, each Shareholder hereby grants an irrevocable proxy (subject to Section 8.6), coupled with an interest, to each of the President and the Secretary of Daleen for the sole purpose to vote all the Shares owned of record or Beneficially Owned by such Shareholder in favor of the Asset Purchase Agreement, the Purchase, each Contemplated Transaction, each Abiliti Closing Document and each of the other documents, agreements and transactions referred to therein, and in accordance with the provisions of the preceding Section 4 and against any Alternative Transaction. Each Stockholder hereby ratifies and approves of each and every action taken by the President or the Secretary of Daleen pursuant to the foregoing proxy. Notwithstanding the foregoing, if requested by Daleen, each Shareholder will execute and deliver applicable proxy material and/or consents in furtherance of the provisions of Section 4 and this
Section 5. Each Shareholder further agrees that, if the opportunity to do so is presented to such Shareholder on any proxy card, it shall vote, by completing such proxy card, against any Alternative Transaction.

         6. NO SOLICITATION. From and after the date hereof, no Shareholder shall, nor shall it permit any of its subsidiaries, affiliates or other entities under common control with such Shareholder to, nor shall it authorize or permit any of its officers, directors, members or employees to, and each Shareholder shall use its reasonable best efforts to cause any investment banker, financial advisor, attorney, accountants or other representatives retained by it or any of its Subsidiaries not to, directly or indirectly through another Person, (i) solicit, initiate or encourage (including by way of furnishing information), or knowingly take any other action designed to facilitate, any Alternative Transaction, or (ii) participate in any discussions or negotiations regarding any Alternative Transaction, provided that nothing herein shall affect the ability of any Shareholder in its capacity as an officer, director, employee or advisor to Abiliti to take any action permissible under the Asset Purchase Agreement.

         7. ADDITIONAL SHARES AND ADDITIONAL RIGHTS. If, after the date hereof, a Shareholder acquires record ownership or Beneficial Ownership of any additional shares of capital stock of Abiliti (any such shares, "ADDITIONAL SHARES"), including, without limitation, upon exercise of any option, warrant or right to acquire shares of capital stock of Abiliti through the conversion of the Abiliti Series A Preferred Stock, the Abiliti Series B Preferred Stock, the March 2000 Notes, the January 2001 Notes, or the Conversion Shares, or through any stock dividend or stock split, or record ownership or Beneficial Ownership of any additional options, warrants or rights to acquire shares of capital stock of Abiliti (any such options, warrants or rights, "ADDITIONAL RIGHTS"), the provisions of this Agreement applicable to the Shares and the Rights shall be applicable to such Additional Shares and Additional Rights from and after the date of acquisition thereof. Upon the acquisition of any Additional Shares or Additional Rights, a Shareholder shall, within two business days, notify Daleen of such acquisition. The provisions

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of the immediately preceding sentence shall be effective with respect to
Additional Shares or Additional Rights without action by any Person immediately upon the acquisition by any Shareholder of record ownership or Beneficial Ownership of such Additional Shares or Additional Rights, respectively.

         8.       MISCELLANEOUS.

                  8.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the Transfer or voting of Shares. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                  8.2 COSTS AND EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except insofar as such cost and expenses are allocated to any person by the express terms of this Agreement, the Asset Purchase Agreement or the Escrow Agreement.

                  8.3 INVALID PROVISIONS. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without it affecting the remaining provisions of this Agreement.

                  8.4 EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument. The obligations of the Shareholders hereunder are several and not joint and the covenants and agreements of the Shareholders herein are made only in their capacity as shareholders and creditors of Abiliti and not in any other capacity (including as directors or officers of Abiliti).

                  8.5 SPECIFIC PERFORMANCE. Each Shareholder agrees with Daleen as to itself that if for any reason any Shareholder fails to perform any of its agreements or obligations under this Agreement, irreparable harm or injury to Daleen would be caused as to which money damages would not be an adequate remedy. Accordingly, each Shareholder agrees that, in seeking to enforce this Agreement against such Shareholder, Daleen shall be entitled, in addition to any other remedy available at law, equity or otherwise, to specific performance and injunctive and other equitable relief. The provisions of this
SECTION 8.5 are without prejudice to any other rights or remedies, whether at law or in equity, that Daleen may have against such Shareholder for any failure to perform any of its agreements or obligations under this Agreement.

                  8.6      AMENDMENTS; TERMINATION.

                  (a) This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (b) The provisions of this Agreement (other than SECTIONS 3.2 THROUGH 3.4, INCLUSIVE, 3.7, 4 AND 5) shall terminate upon the earliest to occur of (i) the Closing Date, (ii) the date that is two (2) years after the date hereof, and (iii) the termination of the Asset Purchase

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Agreement. The provisions of SECTIONS 3.2 THROUGH 3.4, INCLUSIVE of this
Agreement shall terminate when the applicable time period set forth therein lapses, the provisions of SECTION 3.7 of this Agreement shall terminate upon the earlier to occur of the date six-months after the Closing Date and the termination of the Asset Purchase Agreement and the provisions of SECTION 4 and
SECTION 5 of this Agreement shall terminate upon the earlier to occur of the Closing Date and the termination of the Asset Purchase Agreement.

                  8.7      GOVERNING LAW; SUBMISSION AND JURISDICTION.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without giving effect to the principles of conflicts of laws thereof.

                  (b) Each of the parties hereof irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns shall be brought and determined only in the any United States District Court for the State of Florida or, in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding in the courts of the State of Florida, except for actions in accordance with Section 9.5. Each of the parties hereto hereby irrevocable submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this SECTION 8.7(B) or that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (ii) to the fullest extent permitted by the applicable law, that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper and (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Without limiting the foregoing, each party agrees that service of process on such party as provided in SECTION 8.10 shall be deemed effective service of process on such party.

                  8.9 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors (including, in the case of such Shareholder or any other individual, any executors, administrators, estates, legal representatives and heirs of such Shareholder or such individual) and permitted assigns; provided that, except as otherwise set forth in this Agreement, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement.

                  8.10 NOTICES. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given: (a) delivered by hand (with written confirmation of receipt); (b) sent by telecopier (with written confirmation of receipt); provided that a copy is mailed by registered mail, return receipt requested or nationally recognized overnight delivery service; or (c) when received by the addressee, if send by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier addresses as a party may designate by notice to the other parties):

                  (A) if to a Shareholder, at such Shareholder's address appearing on Exhibit A hereto or at any other address that such Shareholder may have provided in writing to Daleen and the other Shareholders.

                  (B)      if to Daleen:

                                    Daleen Technologies, Inc.
                                    902 Clint Moore Road
                                    Boca Raton, Florida  33487
                                    Attention: James Daleen, President and CEO
                                    Telephone No.: (561) 981-2202
                                    Facsimile: (561) 999-8080

                           with a copy to:

                                    Morris, Manning & Martin, LLP
                                    1600 Atlanta Financial Center
                                    3343 Peachtree Road, N.E.
                                    Atlanta, Georgia  30326
                                    Attention: David M. Calhoun, Esq.
                                    Telephone No.: (404) 233-7000
                                    Facsimile No.: (404) 365-9532


            (the remainder of this page is intentionally left blank)

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         IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.


                                    DALEEN TECHNOLOGIES, INC.


                                    By:
                                          _____________________________________

                                    Name:
                                          _____________________________________

                                    Title:
                                          _____________________________________


                                    SHAREHOLDERS: